Vanguard® Communication Services Index Fund
Schedule of Investments (unaudited)
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.8%)
Diversified Telecommunication Services (12.3%)
	Verizon Communications Inc.	3,995,181	200,838
	AT&T Inc.	7,649,722	174,643
	Lumen Technologies Inc.	2,124,888	26,221
*	Liberty Global plc Class C	841,014	22,405
*	Frontier Communications Parent Inc.	610,577	20,399
*	Iridium Communications Inc.	465,505	17,899
*	Liberty Global plc Class A	650,657	17,177
	Cogent Communications Holdings Inc.	168,184	12,602
*	Liberty Latin America Ltd. Class C	621,846	6,989
*	Bandwidth Inc. Class A	86,199	6,177
*	EchoStar Corp. Class A	153,667	4,206
*	Radius Global Infrastructure Inc. Class A (XNMS)	237,289	3,915
*	Globalstar Inc.	2,812,006	3,909
*	Anterix Inc.	46,155	2,777
*	Consolidated Communications Holdings Inc.	290,294	2,183
*	Liberty Latin America Ltd. Class A	167,442	1,902
	ATN International Inc.	43,532	1,663
			525,905
Entertainment (18.6%)
*	Walt Disney Co.	1,633,924	236,756
*	Netflix Inc.	300,245	192,727
	Activision Blizzard Inc.	998,593	58,518
	Electronic Arts Inc.	389,180	48,344
*	Roku Inc.	176,734	40,226
*	Take-Two Interactive Software Inc.	199,343	33,067
*	Live Nation Entertainment Inc.	300,632	32,062
*,1	AMC Entertainment Holdings Inc. Class A	869,767	29,520
*	Liberty Media Corp.-Liberty Formula One Class C	452,482	27,565
*	Zynga Inc. Class A	3,139,558	18,932
	Warner Music Group Corp. Class A	389,651	16,884
*	Madison Square Garden Sports Corp.	57,593	9,922
	World Wrestling Entertainment Inc. Class A	176,999	8,737
*	Madison Square Garden Entertainment Corp.	95,603	6,321
*	Cinemark Holdings Inc.	398,671	6,187
*	Playtika Holding Corp.	321,207	5,525
*	Lions Gate Entertainment Corp. Class A	343,806	5,037
*	Lions Gate Entertainment Corp. Class B	346,254	4,726
*	Liberty Media Corp.- Liberty Braves Class C	153,761	4,230
*,1	Skillz Inc. Class A	392,299	3,644
*	Imax Corp.	197,933	3,264
*	Marcus Corp.	85,699	1,497
*	Liberty Media Corp.- Liberty Braves Class A	31,183	869

		Shares	Market Value ($000)
*	CuriosityStream Inc.	113,413	822
			795,382
Interactive Media & Services (47.7%)
*	Meta Platforms Inc. Class A	2,272,504	737,337
*	Alphabet Inc. Class A	176,392	500,592
*	Alphabet Inc. Class C	164,453	468,533
*	Snap Inc. Class A	1,315,593	62,635
*	Twitter Inc.	1,086,698	47,750
*	Match Group Inc.	361,683	47,015
*	Pinterest Inc. Class A	760,681	30,473
*	IAC/InterActiveCorp.	191,354	25,574
*	ZoomInfo Technologies Inc. Class A	411,766	25,406
*	Ziff Davis Inc.	166,377	18,945
*	Cargurus Inc.	315,262	11,822
*	Vimeo Inc.	577,915	11,160
*	TripAdvisor Inc.	390,830	10,107
*	Yelp Inc. Class A	288,475	9,889
*	Bumble Inc. Class A	278,194	9,531
*	Cars.com Inc.	270,376	4,510
*	Eventbrite Inc. Class A	281,470	4,250
*,1	fuboTV Inc.	194,382	3,814
*	QuinStreet Inc.	201,527	3,085
*	Angi Inc. Class A	273,979	2,633
*	ZipRecruiter Inc. Class A	80,468	2,225
*	Mediaalpha Inc. Class A	61,848	954
*	EverQuote Inc. Class A	51	1
*	TrueCar Inc.	273	1
*	Liberty TripAdvisor Holdings Inc. Class A	222	—
			2,038,242
Media (19.0%)
	Comcast Corp. Class A	3,879,951	193,920
*	Charter Communications Inc. Class A	151,806	98,109
*	Liberty Broadband Corp. Class C	216,190	33,477
	ViacomCBS Inc. Class B	1,026,278	31,763
	Omnicom Group Inc.	428,986	28,875
	Interpublic Group of Cos. Inc.	812,690	26,973
	Fox Corp. Class A	695,653	24,842
	Cable One Inc.	13,713	24,300
	New York Times Co. Class A	476,197	22,619
*	Liberty Media Corp.- Liberty SiriusXM Class C	453,484	22,189
	News Corp. Class A	1,016,963	21,987
*	DISH Network Corp. Class A	672,050	21,002
*	Discovery Inc. Class C	888,927	20,188
	Nexstar Media Group Inc. Class A	131,171	19,610
	Fox Corp. Class B	544,205	18,285
*	Liberty Broadband Corp. Class A	120,176	18,216
[1]	Sirius XM Holdings Inc.	2,686,586	16,388
	TEGNA Inc.	823,427	16,263
*	Liberty Media Corp.- Liberty SiriusXM Class A	323,299	15,777
*,1	Discovery Inc. Class A	673,730	15,678
*	Altice USA Inc. Class A	850,961	13,479
	News Corp. Class B	513,446	11,065
*	TechTarget Inc.	99,369	9,602
*	Meredith Corp.	162,341	9,578
*	iHeartMedia Inc. Class A	466,493	9,148
	John Wiley & Sons Inc. Class A	174,391	9,065
*	Cardlytics Inc.	129,537	8,754

		Shares	Market Value ($000)
*	Magnite Inc.	488,771	8,617
	Gray Television Inc.	312,787	6,450
	Sinclair Broadcast Group Inc. Class A	192,604	4,493
*	AMC Networks Inc. Class A	108,432	4,187
*	Clear Channel Outdoor Holdings Inc.	1,292,465	3,968
	Scholastic Corp.	102,678	3,865
	EW Scripps Co. Class A	207,322	3,842
*	WideOpenWest Inc.	204,903	3,811
*	Thryv Holdings Inc.	79,436	3,105
*	Gannett Co. Inc.	531,188	2,714
*	Loyalty Ventures Inc.	77,014	2,210
*	Boston Omaha Corp. Class A	67,092	1,922
*	Advantage Solutions Inc.	249,744	1,806
*	PubMatic Inc. Class A	34,844	1,372
*	Entercom Communications Corp. Class A	379	1
*	Hemisphere Media Group Inc. Class A	50	—
			813,515
Other (0.0%)[2]
*	Telesat Corp.	1,135	35
Wireless Telecommunication Services (2.2%)
*	T-Mobile US Inc.	738,238	80,328
	Telephone and Data Systems Inc.	379,066	6,702
	Shenandoah Telecommunications Co.	186,005	4,723
*,1	Gogo Inc.	193,556	2,481
*	US Cellular Corp.	52,596	1,531
			95,765
Total Common Stocks (Cost $3,748,435)			4,268,844
Temporary Cash Investments (1.5%)
Money Market Fund (1.5%)
[3,4]	Vanguard Market Liquidity Fund, 0.077% (Cost $61,942)	619,435	61,943
Total Investments (101.3%) (Cost $3,810,377)			4,330,787
Other Assets and Liabilities—Net (-1.3%)			(54,076)
Net Assets (100.0%)			4,276,711
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $49,120,000.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $55,198,000 was received for securities on loan, of which $54,060,000 is held in Vanguard Market Liquidity Fund and $1,138,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid) (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Pinterest Inc. Class A	8/31/22	BANA	4,286	(0.060)[1]	—	—
Sirius XM Holdings Inc.	1/31/22	GSI	4,310	(0.091)[2]	—	(331)
					—	(331)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
2	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At November 30, 2021, the counterparties had deposited in segregated accounts securities with a value of $21,000 in connection with open over-the-counter swap contracts.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,268,844	—	—	4,268,844
Temporary Cash Investments	61,943	—	—	61,943
Total	4,330,787	—	—	4,330,787
Derivative Financial Instruments
Liabilities
Swap Contracts	—	331	—	331